SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 10, 2003
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-22513 (COMMISSION FILE NO.)	91-1646860 (IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES

ITEM 9. REGULATION FD DISCLOSURE

     Amazon.com, Inc. today announced its financial reporting segments for 2003: North America and International. These segments reflect changes in the way the Company evaluates its business performance and manages its operations. Historical results for 2002 and 2001 for the North America and International segments, along with certain supplemental revenue information, are presented below and are available at www.amazon.com/ir. Consolidated net sales, gross profit, income (loss) from operations and net income (loss) are not affected. Segment results for first quarter 2003 will be reported when first quarter 2003 financial results are announced on April 24, 2003.

     The North America segment consists of amounts earned from retail sales of consumer products through www.amazon.com and www.amazon.ca (including from third-party sellers), from North America focused Syndicated Stores and mail-order catalogs and from non-retail activities such as North America focused Merchant.com, marketing and promotional agreements.

     The International segment consists of amounts earned from retail sales of consumer products through www.amazon.co.uk, www.amazon.de, www.amazon.fr and www.amazon.co.jp (including from third-party sellers), from internationally focused Syndicated Stores and from non-retail activities such as internationally focused marketing and promotional agreements. This segment includes export sales from www.amazon.co.uk, www.amazon.de, www.amazon.fr and www.amazon.co.jp (including export sales from these sites to customers in the U.S. and Canada), but excludes export sales from www.amazon.com and www.amazon.ca.

     The Company has provided supplemental revenue information within each segment for three categories: “Media,” “Electronics and other general merchandise” and “Other.” Media consists of amounts earned from retail sales from all sellers of books, music, DVD/video, magazine subscriptions, software and video games. Electronics and other general merchandise consists of amounts earned from retail sales from all sellers of items not included in Media, such as electronics, toys, home improvement, home and garden and apparel. The Other category consists of non-retail activities, such as the Merchant.com program and miscellaneous marketing and promotional agreements.

     Two years of historical financial information using the new segment presentation are as follows (in thousands):

	Three Months Ended
					Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2002	2002	2002	2002	2002

North America
Net sales	$621,303	$586,479	$587,004	$966,671	$2,761,457
Gross profit	173,522	170,129	154,685	242,648	740,985
Segment income	35,426	35,661	26,346	82,234	179,667
International
Net sales	226,119	219,126	264,295	461,939	1,171,479
Gross profit	49,603	48,038	61,482	92,511	251,633
Segment income (loss)	(10,768)	(9,667)	1,146	19,724	435
Consolidated
Net sales	847,422	805,605	851,299	1,428,610	3,932,936
Gross profit	223,125	218,167	216,167	335,159	992,618
Segment income	24,658	25,994	27,492	101,958	180,102
Stock-based compensation	(10,931)	(23,148)	832	(35,680)	(68,927)
Amortization of goodwill and
other intangibles	(1,979)	(1,374)	(1,212)	(913)	(5,478)
Restructuring-related and other	(9,974)	—	(36,757)	5,158	(41,573)
Total non-operating expenses, net	(23,981)	(93,857)	(24,878)	(67,172)	(209,888)
Equity in losses of equity-method
investees, net	(1,744)	(1,168)	(557)	(700)	(4,169)
Cumulative effect of change in
accounting principle	801	—	—	—	801

Net income (loss)	$(23,150)	$(93,553)	$(35,080)	$2,651	$(149,132)

Segment Highlights:
Y / Y net sales growth:
North America	9%	9%	17%	13%	12%
International	71	71	91	76	77
Consolidated	21	21	33	28	26
Y / Y gross profit growth:
North America	12	13	15	11	13
International	77	64	118	66	78
Consolidated	22	21	33	22	24
Gross margin:
North America	28	29	26	25	27
International	22	22	23	20	21
Consolidated	26	27	25	23	25
Segment operating margin:
North America	6	6	4	9	7
International	(5)	(4)	0	4	0
Consolidated	3	3	3	7	5
Net sales mix:
North America	73	73	69	68	70
International	27	27	31	32	30

	Three Months Ended
					Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2001	2001	2001	2001	2001

North America
Net sales	$568,251	$539,279	$500,790	$852,016	$2,460,336
Gross profit	154,547	150,355	134,029	218,298	657,229
Segment income (loss)	(14,032)	1,984	928	68,621	57,501
International
Net sales	132,105	128,346	138,491	263,155	662,097
Gross profit	28,050	29,365	28,163	55,751	141,329
Segment loss	(34,569)	(29,993)	(28,000)	(9,941)	(102,503)
Consolidated
Net sales	700,356	667,625	639,281	1,115,171	3,122,433
Gross profit	182,597	179,720	162,192	274,049	798,558
Segment income (loss)	(48,601)	(28,009)	(27,072)	58,680	(45,002)
Stock-based compensation	(2,916)	(2,351)	2,567	(1,937)	(4,637)
Amortization of goodwill and
other intangibles	(50,831)	(50,830)	(41,835)	(37,537)	(181,033)
Restructuring-related and other	(114,260)	(58,650)	(3,994)	(4,681)	(181,585)
Total non-operating expenses, net	6,175	(18,204)	(94,558)	(7,583)	(114,170)
Equity in losses of equity-method
investees, net	(13,175)	(10,315)	(4,982)	(1,855)	(30,327)
Cumulative effect of change in
accounting principle	(10,523)	—	—	—	(10,523)

Net income (loss)	$(234,131)	$(168,359)	$(169,874)	$5,087	$(567,277)

Segment Highlights:
Y / Y net sales growth:
North America	14%	7%	(9%)	3%	3%
International	76	75	58	82	74
Consolidated	22	16	0	15	13
Y / Y gross profit growth:
North America	38	26	(10)	10	14
International	75	80	49	113	83
Consolidated	43	32	(3)	22	22
Gross margin:
North America	27	28	27	26	27
International	21	23	20	21	21
Consolidated	26	27	25	25	26
Segment operating margin:
North America	(2)	0	0	8	2
International	(26)	(23)	(20)	(4)	(15)
Consolidated	(7)	(4)	(4)	5	(1)
Net sales mix:
North America	81	81	78	76	79
International	19	19	22	24	21

     Two years of historical supplemental revenue information using the new segment presentation are as follows (in thousands):

	Three Months Ended
					Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2002	2002	2002	2002	2002

North America
Media	$471,343	$439,245	$435,793	$648,568	$1,994,949
Electronics and other general merchandise	127,644	130,203	133,355	289,839	681,041
Other	22,316	17,031	17,856	28,264	85,467

	621,303	586,479	587,004	966,671	2,761,457
International
Media	214,269	208,923	249,855	430,618	1,103,665
Electronics and other general merchandise	11,358	9,685	13,875	30,959	65,877
Other	492	518	565	362	1,937

	226,119	219,126	264,295	461,939	1,171,479
Consolidated
Media	685,612	648,168	685,648	1,079,186	3,098,614
Electronics and other general merchandise	139,002	139,888	147,230	320,798	746,918
Other	22,808	17,549	18,421	28,626	87,404

	$847,422	$805,605	$851,299	$1,428,610	$3,932,936

Y / Y Revenue Growth:
North America:
Media	8%	6%	16%	11%	10%
Electronics and other general merchandise	11	18	21	20	18
Other	32	13	25	7	18
International:
Media	63	64	85	71	71
Electronics and other general merchandise	1,054	629	327	193	308
Other	—	—	—	(29)	280
Consolidated:
Media	21	20	34	29	26
Electronics and other general merchandise	20	25	30	27	26
Other	35	16	29	7	19
Consolidated Revenue Mix:
Media	81	80	81	76	79
Electronics and other general merchandise	16	17	17	22	19
Other	3	2	2	2	2

	Three Months Ended
					Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2001	2001	2001	2001	2001

North America
Media	$436,158	$413,555	$376,654	$583,808	$1,810,175
Electronics and other general merchandise	115,141	110,620	109,879	241,884	577,524
Other	16,952	15,104	14,257	26,324	72,637

	568,251	539,279	500,790	852,016	2,460,336
International
Media	131,121	127,018	135,241	252,073	645,453
Electronics and other general merchandise	984	1,328	3,250	10,572	16,134
Other	—	—	—	510	510

	132,105	128,346	138,491	263,155	662,097
Consolidated
Media	567,279	540,573	511,895	835,881	2,455,628
Electronics and other general merchandise	116,125	111,948	113,129	252,456	593,658
Other	16,952	15,104	14,257	26,834	73,147

	$700,356	$667,625	$639,281	$1,115,171	$3,122,433

Y / Y Revenue Growth:
North America:
Media	4%	2%	(11%)	6%	1%
Electronics and other general merchandise	95	50	9	(2)	20
Other	(21)	(42)	(49)	(9)	(30)
International:
Media	75	73	54	76	70
Electronics and other general merchandise	2,191	2,584	5,384	713	1,011
Other	(100)	(100)	(100)	1,972	249
Consolidated:
Media	15	13	1	20	13
Electronics and other general merchandise	96	51	12	2	23
Other	(21)	(42)	(49)	(7)	(30)
Consolidated Revenue Mix:
Media	81	81	80	75	79
Electronics and other general merchandise	17	17	18	23	19
Other	2	2	2	2	2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

	By:	/s/ THOMAS J. SZKUTAK Thomas J. Szkutak Senior Vice President and Chief Financial Officer

Dated: April 10, 2003